UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2005

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

Vista Medical Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors;  Appointment of Principal Officers.

On February 9, 2005, the Board of Directors of iVOW, Inc., formerly known as Vista Medical Technologies, Inc. (the “Company”) appointed Dr. Michael H. Owens as President of the Company, effective as of February 18, 2005.  John R. Lyon, the outgoing President, will remain Chairman of the Board and Chief Executive Officer and will continue to be actively involved in the Company.

In September 2003, Dr. Owens, age 53, was elected to the Board of Directors of the Company and appointed as Chief Medical Officer of the Company as well as President of VOW Solutions, Inc., a wholly-owned subsidiary of the Company (“VOW”).  In connection with the short form merger of VOW with and into the Company, Dr. Owens has been appointed as President of the Company.

Prior to joining the Company from 1995 to 2003, Dr. Owens was President of Imhotep Health Systems, Inc., a healthcare and managed care consulting firm specializing in strategic business and clinical resource planning and implementation.  His previous experience includes senior management roles with CIGNA HealthCare, the Watts Health Foundation and the U.S. Public Health Service.  His professional certifications and memberships include Fellow, American College of Physician Executives; Diplomat, American College of Physician Executives; Diplomat, American Board of Quality Assurance and Utilization Review; and, Diplomat, American Board of Internal Medicine.  He earned his MD degree from Yale University School of Medicine, his MPH in Hospital Administration from Yale University School of Public Health and his AB degree Cum Laude with a major in Chemistry from Bowdoin College, Brunswick, ME.  Dr. Owens completed his Hospital Administration Residency at Montefiore Hospital, in Bronx, NY, and his Internal Medicine Residency at the University of Washington in Seattle.

On February 22, 2005, the Company issued a press release announcing the appointment of Dr. Owens as President of the Company.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 18, 2005, the Company changed its name to iVOW, Inc.  In connection with the short form merger of VOW with and into the Company, the Company’s Certificate of Incorporation, as amended, was amended to change the Company's name.  The full text of the relevant Certificate of Ownership and Merger is attached as Exhibit 3.1 hereto and incorporated by reference to this current report.

In connection with the Company’s name change, the CUSIP number of its common stock, par value $0.001 per share, changed to 46589C effective February 18, 2005.  In addition, the Company’s trading symbol on the Nasdaq SmallCap Market changed to IVOW effective February 23, 2005.

A copy of the press release announcing the name and trading symbol changes is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits.

(c)               Exhibits

Exhibit No.	Description

3.1	Certificate of Ownership and Merger

99.1	Press Release, dated February 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: February 23, 2005	By:	/s/ JOHN LYON
John Lyon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger

99.1	Press Release, dated February 22, 2005